Exhibit 99.1


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
   Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

         The undersigned Chief Executive Officer of Peoples Community Bancorp, Inc. (the "Registrant") hereby certifies that the Registrant's Form 10-K for the fiscal year ended September 30, 2002 fully complies with the requirements of
Section 13(a) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



                                          /s/Jerry D. Williams
                                          ---------------------------------
                                          Name: Jerry D. Williams
                                          Title: Chief Executive Officer

Date: December 30, 2002